SCHEDULE 14A

(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ADVANCED ENGINE TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADVANCED ENGINE TECHNOLOGIES, INC.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of ADVANCED ENGINE TECHNOLOGIES, INC. (the “Company”), will be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 21, 2002, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

At the Annual Meeting the Company’s shareholders will be asked to consider and vote upon:

1.	The election of five (5) directors to the Board of Directors, for a term to expire at the next annual meeting or until their respective successors are elected and qualified.

2.	The ratification of independent auditors, Singer Lewak Greenbaum & Goldstein LLP, for the fiscal year ended June 30, 2002.

3.
Consideration of any matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. At this time, the Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned or postponed. Only shareholders of record as of the close of business on October 23, 2002 are entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

By Order of the Board of Directors

/s/ CARROLL SHELBY
Carroll Shelby, President and Director

Los Angeles, California
October 25, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

ADVANCED ENGINE TECHNOLOGIES, INC.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 2002

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying proxy are furnished in connection with a solicitation of proxies by the Board of ADVANCED ENGINE TECHNOLOGIES, INC. (the “Company”) for use at the Annual Meeting of our Shareholders (the “Annual Meeting”), to be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 21, 2002, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to “us,” “we,” or “the Company” refer to ADVANCED ENGINE TECHNOLOGIES, INC.

Shareholders of record at the close of business on October 23, 2002 will be entitled to receive notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to us. Any such revocation must show the shareholder’s name and must be received prior to the commencement of the Annual Meeting in order to be effective. Additionally, any shareholder attending the Annual Meeting in person, who wishes to do so, may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. Where no instructions are indicated, proxies will be voted (i) “FOR” the five (5) persons named in this Proxy Statement as our management’s nominees for election to the Board of Directors, (ii) “FOR” the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants, and (iii) in the discretion of the proxyholders named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. We plan to mail proxy materials to shareholders of record on or about October 25, 2002.

VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
OWNERSHIP OF MANAGEMENT

All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on October 23, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of October 3, 2002, we had 33,705,000 shares of common stock outstanding.

Pursuant to the Company’s Amended and Restated By-Laws, a majority of the outstanding shares of common stock, or 16,852,501 shares of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares of the Company’s common stock represented by proxies which are marked “abstain” or which are not marked will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Annual Meeting as to any proposal as to which authority to vote is withheld by the broker. Director elections are decided by a plurality of shares of common stock represented in person or by proxy and voting on the issue at the Annual Meeting. The ratification of the Company’s independent auditors requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the Annual Meeting.

The following sets forth the number of shares of our common stock, $.001 par value per share, beneficially owned by (i) each person who, as of October 3, 2002, was known by us to own beneficially more than five percent (5%) of our common stock; (ii) our directors; (iii) our executive officers; and (iv) our officers and directors as a group. As of October 3, 2002, there were 33,705,000 shares of common stock issued and outstanding.

Name & Address Of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class (1)
Robert E./Margaret M. Petersen 6420 Wilshire Boulevard, 20th Floor Los Angeles, California 90048	22,987,153	(2)	60.97%

Estate of Paul Ebbage 4 Spica Street Coorparoo Brisbane, QLD Australia 4151	4,981,619	(3)	14.78%

Steven Charles Manthey c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	5,791,619	(4)	17.15%

Carroll Shelby c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	2,390,000	(5)	6.69%

Alexandria Phillips c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	481,000	(6)	1.41%

Noel Holmes c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	395,000	(7)	1.16%

M. Neil Cummings c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	276,402	(8)	*
John Luft c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	300,000	(9)	*

Richard C. Ronzi c/o Advanced Engine Technologies, Inc. 11150 W. Olympic Boulevard, Suite 1050 Los Angeles, California 90064	235,000(10)	*

Directors and Executive Officers as a Group	9,869,021	26.42%

*	Less than 1%.
1)
Applicable percentage of ownership is based on 33,705,000 shares of our common stock outstanding as of October 3, 2002. Shares of our common stock that a person has the right to acquire within 60 days of October 3, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

2)
Includes 13,195,534 shares that are directly owned by the R.E. & M. Petersen Living Trust DTD 1/17/83 (the “Petersen Trust”). Robert E. and Margaret M. Petersen (the “Petersens”) are the trustees of the Petersen Trust. Also includes 4,000,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Petersen which were subsequently transferred to the Petersen Trust. The Company has been informed that the remaining 5,791,619 shares are beneficially owned by Steven Charles Manthey, one of our directors, but are subject to a voting agreement dated as of September 27, 2001 between Mr. Manthey and the Petersens, individually and as trustees of the Petersen Trust, pursuant to which Mr. Manthey has agreed to vote such shares at all shareholder meetings in the same manner that shares beneficially owned by the Petersens and the Petersen Trust are voted at such shareholder meetings, other than in circumstances where any proposal, resolution or issue at any such shareholder meeting relates to Mr. Manthey personally or during any period that Mr. Manthey ceases to be a director of the Company. The voting agreement is for a term of 20 years, or for so long as the Company continues to do business as a corporate entity, whichever is longer. The Company has been informed that the Petersens and the Petersen Trust have no economic interest in, or investment control with respect to, the shares beneficially owned by Mr. Manthey.

3)
Includes 3,981,619 shares that are held of record by Macro Management Group, Inc. and 1,000,000 shares that are held of record by Resolution Services Ltd., all of which the Company understands are beneficially owned by the Estate of Paul Ebbage.

4)
Includes 3,950,000 shares that are held of record by Trinity Enterprises S.A. and 1,781,619 shares that are held of record by Goldwater Estates Inc., all of which the Company has been informed are beneficially owned by Steven Charles Manthey. Also includes 50,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Manthey under the Company’s 2000 Stock Incentive Plan, as amended.

5)	Includes 2,000,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Shelby under the Company’s 2000 Stock Incentive Plan, as amended.
6)	Includes 375,000 shares of our common stock issuable upon the exercise of outstanding options granted to Ms. Phillips under the Company’s 2000 Stock Incentive Plan, as amended.
7)	Includes 375,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Holmes under the Company’s 2000 Stock Incentive Plan, as amended.
8)	Includes 275,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Cummings under the Company’s 2000 Stock Incentive Plan, as amended.
9)	Includes 300,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Luft under the Company’s 2000 Stock Incentive Plan, as amended.

10)	Includes 225,000 shares of our common stock issuable upon the exercise of outstanding options granted to Mr. Ronzi under the Company’s 2000 Stock Incentive Plan, as amended.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (i) ”FOR” the election of the five (5) persons named in this Proxy Statement as our management’s nominees for election to the Board of Directors; (ii) ”FOR” the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors; and (iii) in the discretion of the proxyholders named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Management knows of no other matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, the proxyholders named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The proxyholder named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

ELECTION OF DIRECTORS
(Item No. 1 on the Proxy Card)

Our Amended and Restated By-Laws provide that the Board of Directors will consist of not less than three (3) nor more than seven (7) directors. The Board of Directors previously fixed the number of directors at five (5).

It is proposed that our five (5) current directors be re-elected to our Board of Directors, each such director to hold office until the next Annual Meeting of shareholders or until his or her successor is elected and qualified. It is the intention of the proxyholders named in the accompanying form of proxy to vote each properly completed proxy “FOR” the election of the five (5) nominees set forth on the proxy form unless a shareholder specifically indicates in its, his or her proxy that it, he or she desires to withhold authority from voting for the electing of certain nominees to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the Annual Meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.

Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not cumulate votes. Pursuant to our Amended and Restated By-Laws, each nominee must be approved by a plurality of shares of common stock represented in person or by proxy and voting in the election of directors at the Annual Meeting.

The Company has nominated the following individuals to be elected as directors at the Annual Meeting:

Name	Age	Current Position
Noel Holmes	53	Director
Steven Charles Manthey	41	Director
Alexandria Phillips	54	Director, Treasurer
Richard C. Ronzi	64	Director
Carroll Shelby	78	Director, President

Our current executive officers, their ages and positions held in the Company, are as follows:

Name	Age	Position
John Luft	45	Chief Operating Officer
M. Neil Cummings	51	Secretary

Our directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. Our officers serve at the discretion of our directors. There are not any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Biographical information follows for each individual nominated to be elected as directors at the Annual Meeting and for our executive officers.

Carroll Shelby—President, Director

Carroll Shelby has over 50 years of successful experience in the engine industries. He has been inducted into a number of automotive-related Halls of Fame. Mr. Shelby has been our president since May 2000 and one of our directors since 1998.

Mr. Shelby is a founder and director of:

Shelby American, Inc.
Carroll Shelby Licensing, Inc.
Shelby Technologies
Carroll Shelby Enterprises
Carroll Shelby Children’s Foundation
International Chili Society

John Luft—Chief Operating Officer

John Luft was the director of resorts/attractions marketing for the Walt Disney Corporation at the Walt Disney World (WDW) Resort in Orlando, Florida from 1992 to 1994. From 1985 to 1992, Mr. Luft was the corporate director of U.S. marketing for Hilton Hotels Corporation and from 1994 to 1999 he served as Hilton’s director of global and strategic partnership & product development. He also served as the senior vice president of global marketing and sales and business development at SkyNet Holdings, Inc. from 1999 to 2000. Mr. Luft earned a BA degree from the University of Southern California in Marketing and Speech Communications. Mr. Luft has been our chief operating officer since September 2001.

M. Neil Cummings—Secretary

M. Neil Cummings has been a practicing lawyer in the State of California since 1977 and was a partner for many years in the Los Angeles law firm of Walker, Wright, Tyler & Ward. In July 1995, Mr. Cummings founded, and is currently the owner and president of, M. Neil Cummings and Associates, a professional law corporation that focuses on the area of business law, with an emphasis on licensing and intellectual property matters. Mr. Cummings has been our secretary since 1999.

Alexandria Phillips—Director/Treasurer

Alexandria Phillips brings to the Company her years of wide ranging experience and expertise as a tax advisor and financial consultant to Robert E. Petersen and entities controlled by Mr. Petersen. Ms. Phillips resides in Southern California and has been our treasurer since 2000 and one of our directors since 1999.

Noel Holmes—Director

Mr. Holmes is a native of Australia, but spends a good deal of time in Southern California, while maintaining a diverse international business and accounting practice. Mr. Holmes commenced his career in 1968 while practicing in an Australian chartered accounting firm, earned certificates in Australian practicing from the Institute of Chartered Accountants in 1973, and has practiced as a senior partner in an Australian chartered accounting firm since 1974. Mr. Holmes is a director of private investment and property companies in the United States, Australia, Singapore, the United Kingdom and Malaysia. Mr. Holmes has been one of our directors since 1999.

Steven Charles Manthey—Director

Steven Charles Manthey is an inventor and conducts research and development in connection with engines and related devices. Mr. Manthey has been one of our directors since 2001.

Richard C. Ronzi—Director

Richard C. Ronzi recently retired after 38 years with Ford Motor Company. Mr. Ronzi’s positions at Ford included Director, Power Train Research; Executive Director, Engineering and Manufacturing Staff; Vice President/Chief Engineer, Ford New Holland; and Chief Engineer, Transmission/Driveline Engineering. Mr. Ronzi played a major role in Ford’s work with the orbital engine, Wankel engines, advanced gas turbines, Stirling engines and commercial truck direct injection Diesel engines. Mr. Ronzi earned a BSME degree from the University of Detroit and a MSME degree from the University of Michigan. Mr. Ronzi has been one of our directors since 2000.

Meetings and Committees of the Board of Directors

Between July 1, 2001 and June 30, 2002 the Board of Directors met seven times. During that time, each incumbent director attended 75 percent or more of the meetings of the Board of Directors.

The Board of Directors does not have a standing Audit Committee, Compensation Committee or Nominating Committee.

Report of the Board of Directors in its Role as the Audit Committee

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board of Directors’ responsibility is to monitor and oversee these processes.

In this context, the Board of Directors has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Board of Directors discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent auditors also provided to the Board of Directors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board of Directors discussed with the independent accountants that firm’s independence.

Based upon the Board of Directors’ review and discussions referred to above, the Board of Directors recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, filed with the Securities and Exchange Commission.

Submitted by the Board of Directors,

Noel Holmes Steven Charles Manthey Alexandria Phillips Richard C. Ronzi Carroll Shelby

October 25, 2002

Compensation of Directors

Members of the Board of Directors are entitled to receive ten thousand (10,000) shares of common stock of the Company per year as compensation for their service on the Board of Directors. In August 2002, we granted the following persons the number of shares of common stock set forth opposite his or her name, in consideration of such person’s service as a director of the Company. Such shares were granted in reliance on the exemption provided by Rule 505 of Regulation D promulgated under the Securities Act of 1933, as amended. Each of Mr. Holmes, Mr. Hunt, Ms. Phillips and Mr. Shelby is an accredited investor.

Name of Director	Number of Shares of Common Stock
Noel Holmes	10,000
Steven Charles Manthey	10,000
Alexandria Phillips	10,000
Richard C. Ronzi	10,000
Carroll Shelby	10,000
Total	50,000

Certain Relationships and Related Transactions

We have paid research and development costs and rent to Carroll Shelby Enterprises, a company owned by Carroll Shelby, our president and a director, in the amount of $101,387 for the fiscal year ended June 30, 2001 and in the amount of $263,365 for the fiscal year ended June 30, 2002.

On July 15, 1998, we entered into a joint venture agreement with Mr. Shelby to develop the OX2 engine for use in a standard application for motor vehicles and to promote the OX2 engine to the automotive industry. Mr. Shelby received 300,000 shares of common stock under the joint venture agreement. The agreement expired on December 31, 2001.

We have paid legal fees and have reimbursed expenses, including rent, to M. Neil Cummings & Associates, a legal corporation that is owned by M. Neil Cummings, our secretary, in the amount of $152,157 for the fiscal year ended June 30, 2001, and in the amount of $106,096 for the fiscal year ended June 30, 2002. As of June 30, 2002, we have an outstanding receivable of $21,000, from M. Neil Cummings and Associates for reimbursement of the build-out of office space.

On May 23, 2000 we entered into an agreement with Steven Charles Manthey, a director, to provide research and development products and services related to the OX2 engine. On October 15, 2001, we entered into a new agreement with Mr. Manthey and OX2 Engine Development PTY Limited, a company wholly-owned by Mr.

Manthey, to provide research and development products and services related to the OX2 engine, which superceded the May 2000 agreement with Mr. Manthey. The agreement was amended in January 2002 and April 2002. Pursuant to the agreement, we paid consulting fees to Mr. Manthey in the amount of $60,000 for the fiscal year ended June 30, 2002. In addition, in the fiscal year ended June 30, 2002 we repurchased 170,000 shares of our common stock from OX2 Engine (Development) PTY Limited, for $340,000.

In May 2002 we granted immediately vested options to purchase common stock, at an exercise price of $0.3076 per share, to certain of our officers, directors and to Robert E. Petersen in connection with consulting services provided to the Company that were in addition to their normal responsibilities:

Name	Current Position	Number of Shares of Common Stock
M. Neil Cummings	Secretary	175,000
Noel Holmes	Director	175,000
John Luft	Chief Operating Officer	200,000
Steven Charles Manthey	Director	50,000
Robert E. Petersen (1)	—	2,000,000
Alexandria Phillips	Director, Treasurer	175,000
Richard C. Ronzi	Director	175,000
Carroll Shelby	Director, President	1,000,000

(1)	These stock options were subsequently transferred to the R.E. & M. Petersen Living Trust DTD 1/17/83.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who beneficially own more than ten percent of our common stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file, on a timely basis, the identified Section 16(a) reports during the most recent fiscal year:

Name and Principal Position	Number of Late Reports	Known Failures to File a Required Report
Robert E. Petersen	0	0
Carroll Shelby,	0	1
President and Director
Alexandria Phillips,	0	1
Treasurer and Director
Noel Holmes,	1	1
Director
M. Neil Cummings,	0	0
Secretary
John Luft,	0	0
Chief Operating Officer
Steven Charles Manthey,	0	1
Director
Richard C. Ronzi,	0	1
Director

EXECUTIVE COMPENSATION

The following table sets forth information regarding the annual and long-term compensation paid to our executive officers during the last fiscal year.

Summary Compensation Table

Name And Principal Position	Year	Annual Compensation			Long-Term Compensation
		Salary $	Bonus $	Other Annual Compen- sation $	Awards		Payouts
					Restricted Stock Award(s) $	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Carroll Shelby,	2002	60,000	—	—	—	1,000,000	—	$3,300	(2)
President, Director (1)	2001	60,000	—	—	—	1,000,000	—	$13,200	(3)
	2000	10,000	—	—	—	—	—	—

John Luft,	2002	51,562	—	—	—	200,000	—	—
Chief Operating Officer (4)	2001	33,136	—	—	—	100,000	—	—
	2000	—	—	—	—	—	—	—

(1)	Mr. Shelby became an officer in 2000.
(2)
Represents the market value of 10,000 shares of common stock granted to Mr. Shelby during the fiscal year ended June 30, 2002, based on an average between the closing bid and ask prices of $0.33 per share on

August 16, 2002, the date of grant. These shares were granted under the Company’s 2000 Stock Incentive Plan, as amended.
(3)
Represents the market value of 20,000 shares of common stock granted to Mr. Shelby during the fiscal year ended June 30, 2001, based on an average between the closing bid and ask prices of $0.66 per share on April 2, 2001, the date of grant. These shares were granted under the Company’s 2000 Stock Incentive Plan, as amended.

(4)	Mr. Luft became an officer in September 2001.

Option Grants in the Last Fiscal Year

The following table sets forth information with respect to the options granted to our executive officers during the last fiscal year.

Option Grants in Last Fiscal Year
(Individual Grants)

Name	Number Of Securities Underlying Options Granted (#)(1)	Percent Of Total Options Granted To Employees In Fiscal Year	Exercise Or Base Price ($/Sh)	Expiration Date
Caroll Shelby	1,000,000	83.3%	$0.3076	5/23/2012
John Luft	200,000	16.7%	$0.3076	5/23/2012

(1)	These options were granted under the Company’s 2000 Stock Incentive Plan, as amended.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information with respect to the number and value of unexercised options held by our executive officers at June 30, 2002. Our executive officers did not exercise any options during the last fiscal year.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

Name	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable		Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable
Caroll Shelby	2,000,000	–0–	—	—
John Luft	300,000	–0–	—	—

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(Item No. 2 on the Proxy Card)

Ratification of Independent Auditors

We have appointed independent public auditors Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”) for the fiscal year ended June 30, 2002. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

The submission of the appointment of Singer Lewak is not required by law or the Amended and Restated By-Laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public auditors will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the Annual Meeting. The Board of Directors recommends a vote “FOR” the resolution. Representatives of Singer Lewak are not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed to the Company by Singer Lewak for professional services rendered for the audit of the Company’s financial statements for the year ended June 30, 2002 and the reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2001, December 31, 2001 and March 31, 2002 were $43,651.

Financial Information Systems Design and Implementation

Singer Lewak was not engaged to render services for financial information systems design and implementation for the year ended June 30, 2002.

All Other Fees

Singer Lewak did not bill the Company for any services other than the services covered above under “—Audit Fees” for the year ended June 30, 2002.

OTHER MATTERS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the Annual Meeting. In the event that any other business is presented at the Annual Meeting, it is intended that the proxyholders named in the enclosed proxy will have authority to vote such proxy in accordance with their best judgment on such business.

SHAREHOLDER PROPOSALS

According to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders Annual Meeting. Information concerning such proposals must be submitted to the Company for inclusion in its Proxy Statement. Such proposals for inclusion in the Company’s proxy materials relating to the next annual meeting of the Company must be received by the Company not later than June 27, 2002. However, the Company may elect to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting. If the Company elects to hold its next annual meeting at a time of year that is more than thirty (30) days from the time of year of this Annual Meeting, then such shareholder proposals would have to be received by the Company a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2002, including financial statements, has been mailed with these materials to all shareholders of record. Any shareholder who has not received a copy of such Annual Report on Form 10-KSB may obtain a copy by writing to us. Such Annual Report on Form 10-KSB is not to be treated as part of the proxy solicitation material, nor as having been incorporated by reference.

SOLICITATION OF PROXIES

The cost of solicitation will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview or telephone, by directors, officers and regular employees of the Company, without special compensation therefore. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

ADVANCED ENGINE TECHNOLOGIES, INC.

By:	/s/ CARROLL SHELBY
Carroll Shelby, President

Dated: October 25, 2002

PROXY
ADVANCED ENGINE TECHNOLOGIES, INC.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THE UNDERSIGNED hereby appoints and constitutes Alexandria Phillips and Noel Holmes and each of them as the undersigned’s true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders (the “Annual Meeting”) of ADVANCED ENGINE TECHNOLOGIES, INC. to be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 21, 2002, at 10:00 a.m., local time and at any adjournments or postponements thereof, on all matters coming before said Annual Meeting.

If no instructions are indicated with respect to a specific matter, this proxy will be voted as follows with respect to such matter: (i) ”FOR” the election of the five (5) persons named in Item 1 as our management’s nominees for election to the Board of Directors; (ii) ”FOR” the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent public auditors; and (iii) ”FOR” the transaction of any other business to come before the Annual Meeting, in the discretion of the holder of this proxy.

1.    Election of Directors:

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY (except as marked to the contrary) to vote for all nominees listed below

Noel Holmes, Steven Charles Manthey, Alexandria Phillips, Richard C. Ronzi, Carroll Shelby

(Instructions: To withhold authority to vote for any individual nominee, write the name(s) of the nominee(s) on the line below)

2.    Ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent public auditors for the fiscal year ended June 30, 2002:

FOR        ☐                AGAINST         ☐                ABSTAIN        ☐

3.    To consider and act upon any matters which may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors are not aware of any business to come before the Annual Meeting.

FOR        ☐                AGAINST         ☐                ABSTAIN        ☐

Dated: , 2002

(Printed Name of Shareholder)

(Signature of Shareholder)

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.